UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 14, 2003

Commission File Number: 000-26041

F5 Networks, Inc.

(Exact name of registrant as specified in its chapter)

Washington	91-1714307
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

401 Elliott Avenue West
Seattle, WA 98119
(Address of principal executive offices and zip code)

(206) 272-5555
(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT 5.1

Item 5. Other Events

The Registrant is filing as an exhibit hereto a legal opinion to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-108826), as amended, originally filed with the Securities and Exchange Commission on September 16, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

5.1	Opinion of Heller Ehrman White & McAuliffe LLP

23.1	Consent of Heller Ehrman White & McAuliffe LLP (included in its opinion filed as Exhibit 5.1)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC

Dated: November 14, 2003	By:	/s/ Steven B. Coburn

Steven B. Coburn
Senior Vice President, Chief Financial Officer

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